U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 24, 2002



                         WASTE CONVERSION SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                         33-58972                 22-2800078
------------------------           ------------------        -------------------
(State of Incorporation)           Commission File No.       (IRS Employer
                                                             Identification No.)



18505 Highway 377 South, Fort Worth, TX                          76126
----------------------------------------                     ------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, (  817    )       512       -        3033
                               -----------  -------------    ---------------




                     (Registrant's former name and address)
                     4871 Mesa Drive, Castle Rock, CO 80104

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the registrant states:

(a) (1) On February 24, 2002, the Registrant changed accountant from Bailey, Saetveit & Company to Jack Burke, C.P.A., P.O. Box 15728, Hattiesburg, Mississippi 39404.

         (i) The Company decided not to reappoint Bailey, Saetveit & Company as its independent accountant;

         (ii) The financial statements reported on by Bailey, Saetveit & Company were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods;

         (iii)  The  decision  to  change   accountants   was  approved  by  the
Registrant's Board of Directors; and

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and interim periods.

                  (B)      Not applicable;

                  (C)      Not applicable;

                  (D)      Not applicable; and

                  (E)      Not applicable.

         (2) On February 24, 2002, the Registrant engaged Jack Burke, a Certified Public Accountant, as its independent accountant.

                  (i) The Registrant did not consult with Jack Burke, C.P.A., its new independent accountant, regarding any matter prior to his engagement; and

                  (ii) Not applicable.

         (3) The Registrant has provided to Bailey, Saetveit & Company, its former accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Bailey, Saetveit & Company, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b) Not applicable.


Item 5. Other Events.

         (a) Change of Officers and Directors

         On February 12, 2002, the Company's board of directors and officers resigned their positions and appointed the persons listed below to fill their vacant positions. None of the resigning directors expressed any disagreement with the Company on any matter relating to the its operations, policies or practices.

Table 1. Directors and Executive Officers

                                                            Date became director
Name                    Age        Position                      or officer
--------------------------------------------------------------------------------

Randy Moseley           54         President, Board Chairman       2/12/02*
                                   Treasurer
Stanley Woods           50         Secretary, Director             2/12/02*

Marc Pace               47         Director                        2/12/02*

* Term of office runs until next annual shareholder meeting or resignation.

Business Experience of Management

Randy Moseley:

Mr. Moseley is the Company's President and Chairman of the Board of Directors. October 2001 to Present- He has served as President and Chief Executive Officer of Urban Television Network Corporation (UTVN). He is the founder of UTVN which was organized in October 2001 for the purpose of acquiring the original American Independent Network (AIN) television broadcast signal and television network affiliate base from Hispanic Television Network, Inc. UTVN provides television ethnic minority programming for the African-American population across the United States. UTVN has over 50 national affiliates.
November 1999 to September 2001- Mr. Moseley served as Executive Vice President and Chief Financial Officer of Tensor Information Systems, Inc. in Fort Worth, Texas. Tensor developed customized software applications for large companies such as Sabre Corporation, the U.S. Post Office, Lockheed, Southwest Land and Title, and Consumers Digest.
November 1993 to November 1999- Mr. Moseley launched American Independent Network (AIN) as a national television network for independent television broadcast stations. He served as President, Chief Financial Officer and a member of the AIN Board of Directors. The AIN programming format and content was family-oriented and directed to the national general viewing television audience markets.
Mr. Moseley received a Bachelor's Degree in Business Administration from Southern Methodist University in 1970. He is a Certified Public Accountant and affiliated with the Texas Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Stanley Woods:

Stanley Woods is a member of the Company's Board of Directors and is the Company's corporate Secretary.
June 2000 to Present- He has served as President of Cresson Investment, Inc., a corporate planning consulting firm.
September 1998 to June 2000- He was an instructor at Ranger High School and Ranger Junior College. June 1993 to September 1998- Mr. Woods worked in the trucking industry with JB Hunt.
Mr. Woods received a Bachelor's Degree in Business Administration from Tarlton State University in 1978.

Marc Pace:

Marc Pace is a member of the Board of Directors. He owns and operates, M3X Development, a real estate development company for the last 10 years. M3X Development is engaged in the single family lot development, home construction and several commercial developments in Texas. During the past five years he has been involved in several Texas oil and gas development projects.
Mr. Pace received a Bachelor's Degree in Business Management from Texas Tech University in 1976.

         (b) Change of Corporate Address


         The Company's new corporate office address and contact information is as follows: Waste Conversions Systems, Inc., 18505 Highway 377 South, Fort Worth, TX 76126, Tel. (817) 512-3033, Fax (817) 512-3034.

         (d) Letter of Intent

         Waste Conversion Systems, Inc. anticipates entering into a Letter of Intent with Urban Television Network Corporation (UTVN) for the purpose of acquiring one or more UTVN assets. There is no formal written agreement at this time.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

                  Not Applicable

         (b) Pro Forma financial information.

                  Not Applicable

         (c) Index to Exhibits.


         Exhibit Number          Description

         (16) Letter from Bailey, Saetveit & Company pursuant to Item 304(a)(3) of Regulation S-B


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Waste Conversion Systems, Inc.
Dated: February 24, 2002

                                                   /s/ Randy Moseley
                                                  ------------------------------
                                                  By: Randy Moseley
                                                  Title: President